SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of Earliest Event Reported): August 14, 2003



                              TARRANT APPAREL GROUP
               (Exact Name of Registrant as Specified in Charter)




         CALIFORNIA                   0-26430                   95-4181026
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
      of Incorporation)             File Number)             Identification No.)





                 3151 EAST WASHINGTON BOULEVARD
                    LOS ANGELES, CALIFORNIA                       90023
           (Address of Principal Executive Offices)             (Zip Code)




                          (323) 780-8250 (Registrant's
                     Telephone Number, Including Area Code)


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ITEM 7. - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

                  99.1 Press Release dated August 14, 2003, published by Tarrant Apparel Group (the "Registrant").

ITEM 12. - RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 14, 2003, the Registrant issued a press release announcing its financial results for the quarter and six months ended June 30, 2003. A copy of the press release is being furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

The  information  in this report  shall not be deemed  "filed"  for  purposes of
Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.


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


                                   SIGNATUREs

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           TARRANT APPAREL GROUP



Date:    August 15, 2003                   By:      /s/ Patrick Chow
                                              --------------------------------
                                                    Patrick Chow
                                                    Chief Financial


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                                  EXHIBIT INDEX

Exhibit
Number      Description
-------     -----------

99.1        Press  Release dated August 14, 2003,  published by Tarrant  Apparel
            Group.


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